UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2005

AMERICAN BANK NOTE HOLOGRAPHICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14227	13-3317668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2 Applegate Drive, Robbinsville, NJ	08691
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (609) 632-0800

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                On November 29, 2005, Douglas Crane resigned from the Board of Directors of American Bank Note Holographics, Inc. (the “Company”).  Mr. Crane had also served as a member of the Compensation Committee of the Board of Directors.  Mr. Crane’s resignation follows Crane & Co.’s notice to the Company that it intends to sell some or all of its shares in an orderly manner directly to institutional investors to raise capital.

Item 9.01               Financial Statements and Exhibits.

                (a)           Financial Statements.

                                None.

                (b)           Pro Forma Financial Information.

                                None.

                (c)           Exhibits.

                                99.1         Press release issued by American Bank Note Holographics, Inc., dated December 1, 2005 relating to the resignation of Douglas Crane from the Board of Directors.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BANK NOTE HOLOGRAPHICS, INC.

Date: December 1, 2005	By:	/s/ Kenneth H. Traub
Kenneth H. Traub
President and Chief Executive Officer